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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 29, 1999




                          ORBITAL SCIENCES CORPORATION




    Delaware                                      0-18287                              06-1209561
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(State or other jurisdiction of                 (Commission File                    (I.R.S. Employer
incorporation or organization)                      Number)                        Identification No.)
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                           21700 Atlantic Boulevard
                            Dulles, Virginia 20166
                                (703) 406-5000
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                   (Address of principal executive offices)           (Zip Code)







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ITEM 5.     OTHER EVENTS.

            On October 29, 1999, Orbital Sciences Corporation ("Orbital) announced that, based on the recommendation of its independent auditors, it would change its previously audited accounting treatment primarily with respect to its investment in its affiliate, Orbital Imaging Corporation. A press release relating to such announcement is attached hereto as Exhibit 99.1.

            KPMG LLP, Orbital's previous auditors, informed Orbital in a letter dated October 28, 1999 that KPMG's previously issued audit report dated February
16, 1999, except as to Note 12 which is as of March 18, 1999, should no longer be relied upon. A copy of KPMG's letter is attached hereto as Exhibit 99.2. On
October 29, 1999, Orbital responded to KPMG's letter. A copy of Orbital's response letter is attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)          Not Applicable.
            (b)          Not Applicable.
            (c)          Exhibits:

                         99.1   Press Release dated October 29, 1999

                         99.2   Letter from KPMG LLP to Orbital Sciences
                                Corporation dated October 28, 1999

                         99.3   Letter from Orbital Sciences Corporation to
                                KPMG LLP dated October 29, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ORBITAL SCIENCES CORPORATION


Date:  November 1, 1999                   By: /s/ Jeffrey V. Pirone
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                                              Jeffrey V. Pirone
                                              Executive Vice President and
                                                 Chief Financial Officer



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                                  Exhibit Index


99.1   Press Release dated October 29, 1999.

99.2   Letter from KPMG LLP to Orbital Sciences Corporation dated October 28,
       1999.

99.3   Letter from Orbital Sciences Corporation to KPMG LLP dated October 29,
       1999.
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